Putnam
International
Equity Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including enhancing the disclosure about your fund. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leaders and Portfolio Members during the prior year period, as well as information about these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 18, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. We also announce the retirement of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 16, 2005


Report from Fund Management

Fund highlights

 * For the six months ended December 31, 2004, Putnam International
   Equity Fund's class A shares had a total return of 15.07% without sales charges and 9.01% with maximum sales charges reflected.

 * The fund's benchmark, the Morgan Stanley Capital International EAFE Index, returned 15.00% for the period.

 * The average return for the fund's Lipper category, International Large-Cap Core funds, was 13.26%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

During the first half of fiscal 2005, a favorable period for international stock markets, your fund was in line with its benchmark index and outperformed the average for its Lipper peer group, based on results at net asset value (NAV). We believe our successful stock selection accounted for much of these relative results. Our decisions about sector and market weightings did not contribute to the same extent. However, these positioning decisions gave the portfolio exposure to particularly strong currencies that proved helpful to returns as the U.S. dollar weakened. We continue to anticipate attractive results from international stocks and, as of the end of the semiannual period, believe they offer significant advantages over U.S. stocks.


--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 12/31/04
--------------------------------------------------
Class A
(inception 2/28/91)               NAV          POP
--------------------------------------------------
6 months                       15.07%        9.01%
--------------------------------------------------
1 year                         16.18        10.11
--------------------------------------------------
5 years                        -9.86       -14.58
Annual average                 -2.05        -3.10
--------------------------------------------------
10 years                      168.70       154.62
Annual average                 10.39         9.80
--------------------------------------------------
Annual average
(life of fund)                 10.22         9.79
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam International Equity Fund seeks capital appreciation by investing primarily in common stocks of companies outside the United States. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe they are worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in international markets.

Market overview

International markets performed well and outperformed the U.S. market from July 1 through December 31. Overall, the global economy shifted to a lower gear, though conditions varied across regions. Among developed markets, Continental Europe had modest, but slightly accelerating economic growth while the United Kingdom and Japan slowed. Among developing markets, South Korea began to slow from a 5% pace of economic growth. China's monetary authorities moderated the country's breakneck expansion, but it still achieved a growth rate of 9.5% in the final months of 2004. Other Asian markets, including India, as well as much of Latin America, continued to expand at a healthy pace. Most non-U.S. economies, both developed and developing, are also in quite stable condition in terms of trade and current account balances.

The somewhat slower pace of global growth influenced the performance of different sectors. As demand for energy and construction materials peaked, stocks in the basic materials and energy sectors benefited from higher commodity prices, but may have also reached their peak levels for this phase of the global economic cycle. Financial stocks, which tend to be hurt by rising inflationary pressures, performed well as inflation and interest rates turned out to be fairly stable during the period. Consumer cyclical stocks underperformed as consumer spending subsided, particularly in Europe and North America.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 12/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 15.00%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                               7.81%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             10.83%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      7.19%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.18%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.61%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.06%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 12.06%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/04.
-------------------------------------------------------------------------------

Strategy overview

In constructing the portfolio, we emphasized what we considered to be high-quality companies we believed could generate high levels of free cash flow. In our opinion, these companies' excellent cost controls will enable them to maintain their earnings growth as rising interest rates squeeze corporate finances, even as consumer spending slackens. During the period, interest-rate increases by the U.S. Federal Reserve Board began to slow global growth, primarily because higher rates depress growth in U.S. demand for imports.

We had few strong views about markets and sectors from a top-down perspective, but our stock selection resulted in several noteworthy overweights and underweights relative to the benchmark index. The fund had underweight exposure to the United Kingdom and Japan, which are the two largest country weightings in our benchmark. Our research convinced us that most stocks in these markets had valuations that already reflected their earnings potential. In particular, we considered many British and Japanese financial stocks to be fairly expensive. A byproduct of avoiding these stocks was the portfolio's underweight exposure to the financial sector. In France we found companies across many industries that are taking steps to cut costs; by owning many of these we kept an overweight to France. The portfolio was overweight in Switzerland relative to the benchmark because of our positive view of Swiss pharmaceutical stocks. Developing economies, especially India and South Korea, were also overweighted because of our positive view of their potential.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                      as of 6/30/04        as of 12/31/04

Japan                     19.5%               20.8%

United Kingdom            20.3%               16.6%

Switzerland               14.9%               12.7%

France                    10.4%               12.0%

Germany                    4.7%                4.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The fund's position in Vodafone Group of the United Kingdom significantly contributed to results. This stock, and the European telecommunications sector in general, have been recovering from depressed levels reached earlier this year when investors lowered their estimates for growth in wireless telephone service. These concerns have eased recently. We favor Vodafone because it is uniquely positioned with operations across all of Europe, North America, and Asia. It is well managed and generates significant amounts of cash.

One of the fund's largest positions in the energy sector, Total, a French oil and petrochemicals company, also shares a combination of excellent management and strong cash flow. It performed in line with the overall market. While it remains a large fund holding, we took profits on a portion of the position during the period because we forecast a lower price for oil in the coming year. Taking the profits before this decline occurs should help to lower the fund's risk exposure, in our view.

The South Korean diversified electronics manufacturer Samsung Electronics had disappointing results in the period. We have discussed Samsung in previous reports. We believe it is a top competitor in many areas, such as semiconductors, liquid crystal display screens, and wireless handsets, and is more attractively valued than its global competitors. Nevertheless, the stock could not resist the negative effects of weakness in the semiconductor industry and a downturn in the Korean market. We trimmed the fund's position in the stock, noting that it might come under pressure. We continue to hold a position because we still regard Samsung as an attractive company for the long term, but it could be vulnerable to declines in the short term.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 12/31/04]

TOP INDUSTRY WEIGHTINGS AS OF 12/31/04

Banking                     14.6%

Telecommunications           9.5%

Pharmaceuticals              7.7%

Oil and gas                  7.1%

Automotive                   5.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

We added to an existing position in Toyota Motors of Japan during the period. The stock's price has been flat over the past six months because the U.S. dollar was weak, which reduces the company's earnings from sales in the United States. We saw this as an opportunity to build a larger position while the stock remained attractively valued. In our analysis, Toyota is a dominant global competitor in the auto industry and continues to expand its market share, which will help its future earnings and cash flow.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 12/31/04)

 1 Vodafone Group PLC (4.0%)
   United Kingdom
   Telecommunications

 2 Total SA (3.6%)
   France
   Oil and gas

 3 Toyota Motor Corp. (3.1%)
   Japan
   Automotive

 4 Barclays PLC (2.2%)
   United Kingdom
   Banking

 5 Novartis AG (2.1%)
   Switzerland
   Pharmaceuticals

 6 Canon, Inc. (2.0%)
   Japan
   Office equipment and supplies

 7 Roche Holding AG (2.0%)
   Switzerland
   Pharmaceuticals

 8 Royal Bank of Scotland Group
   PLC (1.8%)
   United Kingdom
   Banking

 9 UBS AG (1.7%)
   Switzerland
   Investment banking/brokerage

10 Diageo PLC (1.6%)
   United Kingdom
   Beverage

Footnote reads:
The fund's holdings will change over time.

In Switzerland, the portfolio held two pharmaceutical stocks, Roche and Novartis, which advanced during the period but lagged the fund's benchmark. Drug companies around the world struggled during the semiannual period when two large U.S. companies, Merck and Pfizer (which the fund does not own), both announced major problems with profitable products. We believe that the fact that Roche and Novartis both advanced for the period reflects their higher quality. European pharmaceutical companies are better positioned than their U.S. counterparts, in our view, because they have invested more heavily in new drug development recently. As a result, they have better product pipelines and fewer drugs facing near-term patent expirations.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we begin the second half of the fund's 2005 fiscal year, we see greater challenges facing stocks, but still believe that international markets offer some of the best opportunities currently available. Since international stocks generally have attractive valuations, we believe that they have room to appreciate. We also see much less chance of rising interest rates in international markets than we do in the United States. However, we plan to continue emphasizing high-quality companies that can manage their costs to achieve earnings as growth opportunities narrow. Economic conditions are sluggish in Europe and Japan. Exports to the United States are under pressure because the dollar is weak, U.S. interest rates are increasing, and U.S. consumers are heavily in debt. Since Japan has underperformed in recent months as China, its fastest-growing trading partner, has been experiencing slower growth, we have been adding selectively to Japanese stocks with attractive valuations. We also continue to find promising economic conditions in emerging markets, where growth is solid and financial conditions, such as government budgets, international trade, and current accounts, remain balanced. The portfolio has overweight exposure to several of the emerging markets where we have found stocks with attractive relative valuations. In terms of sectors, we are finding the most opportunities in health care, industrials, and select financials. We expect once again to see our stock selections, rather than country or sector weightings, be the main driver of performance. We believe that the large, high-quality companies the fund favors have the potential to outperform as interest rates increase and put pressure on companies with weaker business models.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam International Core Team. Joshua Byrne and Simon Davis are the Portfolio Leaders, and Stephen Oler, Mark Pollard, and George Stairs are Portfolio Members of your fund. The Portfolio Leaders and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leaders and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended December 31.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADERS AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000   and over
-------------------------------------------------------------------------------------------------------------
Joshua Byrne        2004                                                    *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003                            *
-------------------------------------------------------------------------------------------------------------
Simon Davis         2004                                                    *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Stephen Oler        2004                                       *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003                            *
-------------------------------------------------------------------------------------------------------------
Mark Pollard        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
-------------------------------------------------------------------------------------------------------------
George Stairs       2004                                                                   *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003                                                                   *
-------------------------------------------------------------------------------------------------------------
N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 12/31/03.


Other Putnam funds managed by
the Portfolio Leaders and Portfolio Members

Joshua Byrne is also a Portfolio Member of Putnam Europe Equity Fund.

Mark Pollard is also a Portfolio Leader of Putnam Europe Equity Fund.

George Stairs is also a Portfolio Member of Putnam International Growth and Income Fund.

Joshua Byrne, Simon Davis, Stephen Oler, Mark Pollard, and George Stairs may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leaders and Portfolio Members

During the year ended December 31, 2004, Joshua Byrne and Simon Davis became Portfolio Leaders of your fund, and Portfolio Member Mark Pollard joined your fund's management team.


Fund ownership

The table below shows how much the members of Putnam Investments'
Executive Board have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended December 31.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-    $100,001
                                    Year     $0     $10,000     $50,000     $100,000    and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                      2004       *
--------------------------------------------------------------------------------------------------
Chief Technology Officer           2003       *
--------------------------------------------------------------------------------------------------
John Boneparth                     2004                                          *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2003                                          *
--------------------------------------------------------------------------------------------------
Kevin Cronin                       2004                             *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2004                             *
--------------------------------------------------------------------------------------------------
President and CEO                  2003       *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                       2004       *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                    2004                                          *
--------------------------------------------------------------------------------------------------
Chief of Operations                 N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III              2004                 *
--------------------------------------------------------------------------------------------------
General Counsel                     N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                   2004                                                     *
--------------------------------------------------------------------------------------------------
Head of Retail Management          2003                                                     *
--------------------------------------------------------------------------------------------------
Stephen Oristaglio                 2004                                                     *
--------------------------------------------------------------------------------------------------
Head of Investments                2003       *
--------------------------------------------------------------------------------------------------
Richard Robie, III                 2004                                                     *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        N/A
--------------------------------------------------------------------------------------------------
N/A indicates the individual was not a member of Putnam's Executive
Board as of 12/31/03.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended December 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (2/28/91)              (6/1/94)             (7/26/99)             (12/1/94)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                  15.07%      9.01%     14.67%      9.67%     14.64%     13.64%     14.80%     10.80%     14.94%
---------------------------------------------------------------------------------------------------------------------------
1 year                    16.18      10.11      15.30      10.30      15.32      14.32      15.59      11.54      15.89
---------------------------------------------------------------------------------------------------------------------------
5 years                   -9.86     -14.58     -13.16     -14.73     -13.14     -13.14     -12.06     -15.15     -10.92
Annual average            -2.05      -3.10      -2.78      -3.14      -2.78      -2.78      -2.54      -3.23      -2.29
---------------------------------------------------------------------------------------------------------------------------
10 years                 168.70     154.62     149.48     149.48     149.39     149.39     156.16     147.12     162.21
Annual average            10.39       9.80       9.57       9.57       9.57       9.57       9.86       9.47      10.12
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.22       9.79       9.36       9.36       9.40       9.40       9.65       9.37       9.95
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund limited expenses, without which returns would have been lower.


---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/04
---------------------------------------------------------------------
                                              Lipper International
                                                 Large-Cap Core
                               MSCI EAFE         Funds category
                                Index               average*
---------------------------------------------------------------------
6 months                        15.00%              13.26%
---------------------------------------------------------------------
1 year                          20.25               15.82
---------------------------------------------------------------------
5 years                         -5.55              -17.19
Annual average                  -1.13               -3.89
---------------------------------------------------------------------
10 years                        72.73               78.52
Annual average                   5.62                5.74
---------------------------------------------------------------------
Annual average
(life of fund)                   5.60                6.93
---------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 12/31/04, there were 201, 200, 127, and 45 funds, respectively, in this Lipper category.

-----------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/04
-----------------------------------------------------------------------------------------------
                           Class A       Class B       Class C       Class M        Class R
-----------------------------------------------------------------------------------------------
Distributions (number)          1             1             1             1              1
-----------------------------------------------------------------------------------------------
Income                       $0.325        $0.159        $0.139        $0.200         $0.296
-----------------------------------------------------------------------------------------------
Capital gains                  --            --            --            --             --
-----------------------------------------------------------------------------------------------
Total                        $0.325        $0.159        $0.139        $0.200         $0.296
-----------------------------------------------------------------------------------------------
Share value:             NAV        POP      NAV           NAV     NAV        POP       NAV
-----------------------------------------------------------------------------------------------
6/30/04                  $20.86    $22.02  $20.07        $20.44    $20.51     $21.25  $20.77
-----------------------------------------------------------------------------------------------
12/31/04                  23.67     24.98   22.85         23.29     23.34      24.19   23.57
-----------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from July 1, 2004, to December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 12/31/04
-----------------------------------------------------------------------------------
                                Class A   Class B     Class C    Class M    Class R
-----------------------------------------------------------------------------------
Expenses paid per $1,000*         $6.56     $10.61     $10.60      $9.26      $7.91
-----------------------------------------------------------------------------------
Ending value (after expenses) $1,150.70  $1,146.70  $1,146.40  $1,148.00  $1,149.40
-----------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.



Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2004, use the calculation method below. To find the value of your investment on July 21, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 07/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 7/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $6.56 (see table above) =  $65.60
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
12/31/04
------------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per $1,000*   $6.16      $9.96      $9.96      $8.69      $7.43
------------------------------------------------------------------------------
Ending value
(after expenses)        $1,019.11  $1,015.32  $1,015.32  $1,016.59  $1,017.85
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                            Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                 1.21%     1.96%     1.96%     1.71%     1.46%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+  1.66%     2.41%     2.41%     2.16%     1.91%
------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam International
Equity Fund                  69%        53%        42%        74%       100%
------------------------------------------------------------------------------
Lipper International
Large-Cap Core Funds
category average             83%        89%        77%        85%        79%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.80

Int'l stock
fund average           3.48

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
December 31, 2004 (Unaudited)

Common stocks (98.0%) (a)
Number of shares                                                          Value

Australia (1.0%)
-------------------------------------------------------------------------------
     3,560,661 Amcor, Ltd.                                          $20,510,102
       478,501 Australia & New Zealand Banking
               Group, Ltd.                                            7,721,275
        26,964 Macquarie Bank, Ltd.                                     982,623
        27,691 Publishing & Broadcasting, Ltd.                          379,775
       496,261 QBE Insurance Group, Ltd.                              5,969,918
        55,848 Rinker Group, Ltd.                                       466,130
       126,809 Rio Tinto, Ltd.                                        3,887,754
       584,898 Virgin Blue Holdings, Ltd. (NON)                         852,595
       238,571 Westpac Banking Corp.                                  3,644,008
     1,833,200 Woolworths, Ltd.                                      21,564,549
                                                                 --------------
                                                                     65,978,729

Austria (0.6%)
-------------------------------------------------------------------------------
     1,558,666 Telekom Austria AG                                    29,551,442
       640,920 Telekom Austria AG 144A                               12,151,487
                                                                 --------------
                                                                     41,702,929

Belgium (0.6%)
-------------------------------------------------------------------------------
       941,915 Interbrew SA                                          36,535,672
        53,087 KBC Bancassurance Holdings                             4,076,506
        24,068 Umicore                                                2,265,224
                                                                 --------------
                                                                     42,877,402

Bermuda (--%)
-------------------------------------------------------------------------------
       326,000 Yue Yuen Industrial (Hldgs.), Ltd.                       897,563

Brazil (1.3%)
-------------------------------------------------------------------------------
       309,095 Banco Itau SA ADR (S)                                 23,234,671
         3,025 Bradespar SA 144A (Preference)                            99,694
        19,020 Companhia Vale do Rio Doce (CVRD)
               ADR                                                      551,770
     1,344,555 Petroleo Brasileiro SA ADR                            53,486,398
       293,105 Tele Norte Leste Participacoes SA
               ADR                                                    4,944,681
       129,391 Unibanco-Uniao de Bancos Brasileiros
               SA GDR (S)                                             4,104,283
                                                                 --------------
                                                                     86,421,497

Canada (1.2%)
-------------------------------------------------------------------------------
        20,237 ATI Technologies, Inc. (NON)                             392,948
        17,550 Bank of Montreal                                         846,221
        19,500 Barrick Gold Corp.                                       472,076
        32,005 Canadian Imperial Bank of Commerce                     1,929,811
       567,322 Canadian National Railway Co.                         34,605,742
       823,032 Canadian Natural Resources, Ltd.                      35,211,946
        26,076 Celestica, Inc. (NON)                                    367,881
        10,676 CI Fund Management, Inc.                                 160,510
        15,878 Dofasco, Inc.                                            601,771
        15,209 Imperial Oil, Ltd. (Toronto
               Exchange)                                                903,348
         1,530 ING Canada, Inc. 144A (NON)                               37,436
         5,319 Magna International, Inc. Class A                        437,677
        30,311 Manulife Financial Corp.                               1,401,811
         5,477 National Bank of Canada                                  226,597
        11,718 PetroKazakhstan Inc. Class A                             435,598
        13,262 Power Financial Corp.                                    354,163
         4,547 Precision Drilling Corp. (NON)                           286,660
         3,520 Shell Canada, Ltd.                                       235,049
        29,136 Shoppers Drug Mart Corp. (NON)                           906,502
        26,655 Sun Life Financial Services of
               Canada, Inc.                                             893,395
         5,977 Teck Corp.                                               184,215
        42,403 Telus Corp.                                            1,229,719
        22,700 Western Oil Sands, Inc. (NON)                            793,050
                                                                 --------------
                                                                     82,914,126

Cayman Islands (0.6%)
-------------------------------------------------------------------------------
       141,000 Hutchinson Telecommunications
               International, Ltd. (NON)                                126,985
       544,836 XL Capital, Ltd. Class A                              42,306,515
                                                                 --------------
                                                                     42,433,500

China (0.6%)
-------------------------------------------------------------------------------
   100,246,000 China Telecom Corp., Ltd.                             36,757,469
       834,000 Shanghai Forte Land Co., Ltd.                            292,393
                                                                 --------------
                                                                     37,049,862

Denmark (0.7%)
-------------------------------------------------------------------------------
     1,640,140 Danske Bank A/S                                       50,283,918

Egypt (--%)
-------------------------------------------------------------------------------
        11,655 Orascom Telecom Holding SAE (NON)                        246,154
        19,128 Orascom Telecom Holding SAE 144A
               (NON)                                                    403,983
                                                                 --------------
                                                                        650,137

Finland (0.2%)
-------------------------------------------------------------------------------
       242,494 Nokia OYJ                                              3,829,645
        93,569 Orion-Yhtymae OYJ Class B                              1,514,590
       490,102 Sampo OYJ Class A                                      6,767,552
                                                                 --------------
                                                                     12,111,787

France (12.0%)
-------------------------------------------------------------------------------
       472,584 Accor SA                                              20,688,126
        16,198 Air Liquide                                            2,993,999
        40,557 Autoroutes du Sud de la France (ASF)                   2,039,478
     1,075,821 BNP Paribas SA                                        77,932,506
        32,508 Christian Dior SA                                      2,211,290
     2,579,887 Credit Agricole SA                                    77,840,402
     1,337,622 France Telecom SA                                     44,285,556
     1,271,582 France Telecom SA 144A                                42,099,125
        26,768 Groupe Danone                                          2,472,047
       130,588 Lagardere SCA                                          9,424,302
       208,430 LVMH Moet Hennessy Louis Vuitton SA                   15,962,671
        25,355 Pernod-Ricard SA                                       3,883,640
       596,992 Renault SA                                            49,939,936
        18,261 Sanofi-Synthelabo SA                                   1,459,329
        46,891 Schneider Electric SA                                  3,262,953
       891,217 Societe Television Francaise I                        29,009,510
       331,446 Societes Des Autoroutes
               Paris-Rhin-Rhone (NON)                                20,023,314
        61,805 Societes Des Autoroutes
               Paris-Rhin-Rhone 144A (NON)                            3,733,763
         9,650 Thales SA                                                463,233
     1,099,239 Total SA                                             240,081,899
     1,658,721 Veolia Environnement                                  60,033,812
         5,956 Vinci SA                                                 799,766
     2,469,397 Vivendi Universal SA (NON)                            78,836,139
       589,042 Vivendi Universal SA 144A                             18,805,318
                                                                 --------------
                                                                    808,282,114

Germany (4.2%)
-------------------------------------------------------------------------------
         6,238 Adidas-Salomon AG                                      1,010,246
       313,600 Allianz AG                                            41,406,667
     1,212,041 BASF AG                                               87,174,318
       538,100 Bayerische Motoren Werke (BMW) AG                     24,243,646
        62,400 Commerzbank AG (NON)                                   1,286,535
        30,950 Deutsche Lufthansa AG (NON)                              442,515
       361,199 Deutsche Telekom AG (NON)                              8,168,669
        40,098 E.On AG                                                3,661,121
       494,300 Linde AG                                              30,842,482
        69,934 Metro AG                                               3,845,614
        26,535 Porsche AG (Preferred)                                16,830,937
         7,967 SAP AG                                                 1,420,627
        45,618 Schwarz Pharma AG                                      2,061,481
       734,131 Siemens AG                                            62,220,154
        24,700 ThyssenKrupp AG                                          543,830
                                                                 --------------
                                                                    285,158,842

Greece (0.8%)
-------------------------------------------------------------------------------
        84,240 EFG Eurobank Ergasias SA                               2,894,322
       254,146 Hellenic Telecommunication
               Organization (OTE) SA                                  4,566,318
       745,044 National Bank of Greece SA                            24,585,668
       459,470 National Bank of Greece SA 144A                       15,162,027
       133,458 Titan Cement Co. SA                                    3,954,144
                                                                 --------------
                                                                     51,162,479

Hong Kong (0.5%)
-------------------------------------------------------------------------------
    18,310,500 China Netcom Group Corp. Hong Kong,
               Ltd. (NON)                                            24,853,431
       507,000 CNOOC, Ltd.                                              272,332
       116,000 Esprit Holdings, Ltd.                                    701,438
       176,000 Hong Kong Electric Holdings, Ltd.                        803,849
       110,000 Orient Overseas International, Ltd.                      416,785
       239,000 Swire Pacific, Ltd.                                    1,998,688
       240,500 Wing Hang Bank, Ltd.                                   1,686,340
                                                                 --------------
                                                                     30,732,863

Hungary (0.1%)
-------------------------------------------------------------------------------
        11,125 MOL Magyar Olaj- es Gazipari Right                       783,442
       240,051 OTP Bank Rt.                                           7,408,325
                                                                 --------------
                                                                      8,191,767

India (1.1%)
-------------------------------------------------------------------------------
     1,861,507 Housing Development Finance Corp.,
               Ltd.                                                  32,844,323
        37,940 Infosys Technologies, Ltd.                             1,825,349
        16,993 Ranbaxy Laboratories, Ltd.                               489,752
     3,149,236 Reliance Industries, Ltd.                             38,716,310
        84,641 Satyam Computer Services., Ltd.                          799,041
                                                                 --------------
                                                                     74,674,775

Ireland (2.1%)
-------------------------------------------------------------------------------
     1,491,603 Allied Irish Banks PLC                                31,118,098
     2,382,658 Bank of Ireland                                       39,668,813
     2,096,027 CRH PLC                                               56,119,593
       131,282 Depfa Bank PLC                                         2,207,122
     3,988,834 Eircom Group PLC                                       9,378,718
                                                                 --------------
                                                                    138,492,344

Israel (--%)
-------------------------------------------------------------------------------
        14,109 Teva Pharmaceutical Industries, Ltd.                     420,818
        14,500 Teva Pharmaceutical Industries, Ltd.
               ADR                                                      432,970
                                                                 --------------
                                                                        853,788

Italy (4.1%)
-------------------------------------------------------------------------------
     1,021,482 Banca Intesa SPA                                       4,387,016
     3,851,844 ENI SpA                                               96,429,459
       498,379 IntesaBCI SpA                                          2,397,808
     4,970,259 Mediaset SpA                                          63,024,887
    18,638,000 Telecom Italia SpA                                    76,246,026
     5,902,042 UniCredito Italiano SpA                               33,930,798
                                                                 --------------
                                                                    276,415,994

Japan (20.8%)
-------------------------------------------------------------------------------
       854,610 Acom Co., Ltd.                                        63,981,051
     1,643,400 Aeon Co., Ltd.                                        27,430,102
       118,400 Aeon Co., Ltd. 144A                                    1,976,223
        43,000 Asahi Glass Co., Ltd.                                    474,280
        88,000 Bridgestone Corp.                                      1,752,269
        92,000 Brother Industries, Ltd.                                 782,157
     2,553,500 Canon, Inc.                                          137,831,674
        11,200 Citizen Electronics Co., Ltd.                            590,337
     1,176,600 Credit Saison Co., Ltd.                               42,837,657
     2,927,000 Dai Nippon Printing Co., Ltd.                         46,969,136
        38,000 Daito Trust Construction Co., Ltd.                     1,806,345
       122,000 Dowa Mining Co., Ltd.                                    794,280
        12,333 East Japan Railway Co.                                68,616,984
        50,800 Fuji Photo Film Cos., Ltd.                             1,854,485
           357 Fuji Television Network, Inc.                            773,587
        26,400 FUNAI Electric Co., Ltd.                               3,277,775
         6,100 Hirose Electric Co., Ltd.                                713,304
       730,000 Hitachi, Ltd.                                          5,059,053
        13,200 Hogy Medical Co., Ltd.                                   621,025
     1,133,300 Honda Motor Co., Ltd.                                 58,739,122
        13,300 Hoya Corp.                                             1,502,011
         5,998 Japan Tobacco, Inc.                                   68,498,389
        31,000 JFE Holdings, Inc.                                       885,066
       967,000 JGC Corp.                                              8,844,109
       391,000 Joyo Bank, Ltd. (The)                                  1,908,248
        37,300 Kansai Electric Power, Inc.                              757,286
        27,000 KAO Corp.                                                690,483
         2,926 KDDI Corp.                                            15,765,271
        16,300 Kose Corp.                                               715,959
       558,000 Kubota Corp.                                           2,766,852
       848,300 Lawson, Inc.                                          31,298,917
       313,000 Matsushita Electric Industrial Co.                     4,967,672
       174,000 Mitsubishi Corp.                                       2,248,668
         7,806 Mitsubishi Tokyo Finance Group, Inc.                  79,240,996
     2,183,000 Mitsui & Co., Ltd.                                    19,582,011
       126,000 Mitsui Sumitomo Insurance Co., Ltd.                    1,094,583
         6,245 Mizuho Financial Group, Inc.                          31,453,587
        23,700 Nidec Corp.                                            2,889,341
        42,000 Nippon Express Co., Ltd.                                 207,028
           294 Nippon Telegraph & Telephone (NTT)
               Corp.                                                  1,320,059
       346,000 Nissan Motor Co., Ltd.                                 3,762,265
       167,700 Nomura Research Institute, Ltd.                       15,714,202
     5,953,000 Nomura Securities Co., Ltd.                           86,810,952
        15,800 Noritz Corp.                                             246,755
         8,679 NTT DoCoMo, Inc.                                      16,011,040
       752,400 Omron Corp.                                           17,956,252
       193,000 Onward Kashiyama Co., Ltd.                             2,808,814
       185,500 Orix Corp.                                            25,204,100
       140,300 Rohm Co., Ltd.                                        14,516,154
       140,000 Sankyo Co., Ltd.                                       3,163,494
        31,500 SECOM Co., Ltd.                                        1,260,615
       172,000 Sekisui House, Ltd.                                    2,004,568
        89,000 Sharp Corp.                                            1,453,363
       503,000 Shin-Etsu Chemical Co.                                20,620,791
       218,785 SMC Corp.                                             25,049,761
        44,100 Sony Corp.                                             1,704,597
       908,000 Taisho Pharmaceutical Co., Ltd.                       19,764,178
       118,400 Takeda Chemical Industries, Ltd.                       5,963,338
       387,920 Takefuji Corp.                                        26,239,977
        61,600 Tokyo Electric Power Co.                               1,512,191
    12,273,000 Tokyo Gas Co., Ltd.                                   50,313,909
       260,000 TonenGeneral Sekiyu KK                                 2,367,789
        89,000 Toto, Ltd.                                               849,605
        51,000 Toyo Suisan Kaisha, Ltd.                                 751,684
     5,193,500 Toyota Motor Corp.                                   211,389,898
       440,400 Uni-Charm Corp.                                       21,106,530
         6,900 Yamada Denki Co., Ltd.                                   295,666
     2,089,100 Yamanouchi Pharmaceutical Co., Ltd.                   81,361,728
                                                                 --------------
                                                                  1,403,721,598

Kenya (--%)
-------------------------------------------------------------------------------
       194,700 Theta Group, Ltd.                                        633,008

Luxembourg (--%)
-------------------------------------------------------------------------------
        26,936 Arcelor                                                  621,250

Malaysia (--%)
-------------------------------------------------------------------------------
       156,000 Telekom Malaysia Berhad                                  476,211

Mexico (0.7%)
-------------------------------------------------------------------------------
        11,400 America Movil SA de CV ADR Ser. L                        596,790
        12,100 Cemex SA de CV ADR                                       440,682
         8,700 Grupo Televisa SA de CV ADR                              526,350
     1,197,964 Telefonos de Mexico SA de CV
               (Telmex) ADR Ser. L                                   45,905,980
       113,300 Wal-Mart de Mexico SA de CV Ser. V                       389,358
                                                                 --------------
                                                                     47,859,160

Morocco (--%)
-------------------------------------------------------------------------------
        37,660 Maroc Telecom 144A (Casablanca Stock
               Exchange) (NON)                                          430,455

Netherlands (2.5%)
-------------------------------------------------------------------------------
        59,385 ASML Holding NV (NON)                                    953,187
        29,524 European Aeronautic Defense and
               Space Co.                                                858,297
       145,240 IHC Caland NV                                          9,226,274
       336,342 ING Groep NV                                          10,175,545
       681,407 Koninklijke (Royal) KPN NV                             6,473,441
       658,149 Koninklijke (Royal) Philips
               Electronics NV                                        17,451,506
     1,023,664 Koninklijke Ahold NV (NON)                             7,930,192
       389,515 Royal Dutch Petroleum Co.                             22,419,660
        95,074 Royal Numico NV (NON)                                  3,428,076
     2,568,830 TPG NV                                                69,756,111
       744,407 VNU NV                                                21,984,753
                                                                 --------------
                                                                    170,657,042

New Zealand (0.1%)
-------------------------------------------------------------------------------
     1,318,859 Telecom Corp. of New Zealand, Ltd.                     5,856,130

Norway (0.4%)
-------------------------------------------------------------------------------
       326,540 Norsk Hydro ASA                                       25,734,751

Poland (0.1%)
-------------------------------------------------------------------------------
       689,722 Powszechna Kasa Oszczednosci Bank
               Polski SA (NON)                                        6,406,586
        17,300 Powszechna Kasa Oszczednosci Bank
               Polski SA 144A (NON)                                     160,694
                                                                 --------------
                                                                      6,567,280

Portugal (--%)
-------------------------------------------------------------------------------
       560,532 Electricidade de Portugal SA                           1,698,856

Russia (--%)
-------------------------------------------------------------------------------
        15,100 Lukoil                                                   458,285
         1,408 Sberbank RF                                              691,328
        13,016 Unified Energy Systems ADR                               361,194
        14,300 Vimpel-Communications ADR (NON)                          516,802
         4,200 Wimm-Bill-Dann Foods ADR (NON)                            60,102
                                                                 --------------
                                                                      2,087,711

Singapore (2.3%)
-------------------------------------------------------------------------------
     6,498,648 DBS Group Holdings, Ltd.                              64,106,509
     4,044,000 Overseas-Chinese Banking Corp.                        33,450,156
       157,000 SembCorp Industries, Ltd.                                155,836
     5,961,000 Singapore Airlines, Ltd.                              41,636,787
     4,828,500 Singapore Press Holdings, Ltd.                        13,608,909
                                                                 --------------
                                                                    152,958,197

South Africa (--%)
-------------------------------------------------------------------------------
        45,106 Sappi, Ltd.                                              665,127
        75,474 Standard Bank Investment Corp., Ltd.                     882,298
                                                                 --------------
                                                                      1,547,425

South Korea (2.7%)
-------------------------------------------------------------------------------
        11,520 Hyundai Motor Co.                                        617,679
     1,329,761 Hyundai Motor Co. GDR 144A                            34,573,786
       606,137 Kookmin Bank (NON)                                    23,716,113
        17,710 Korea Electric Power Corp.                               459,389
         2,670 KT Freetel Co., Ltd.                                      63,713
        20,920 KT&G Corp.                                               625,518
       395,560 LG Electronics, Inc.                                  24,495,600
         2,640 Pohang Iron & Steel Co., Ltd.                            476,939
       208,166 Samsung Electronics Co., Ltd.                         90,598,766
         2,138 Samsung Electronics Co., Ltd. GDR                        468,222
       153,768 SK Telecom Co., Ltd. ADR (S)                           3,421,338
                                                                 --------------
                                                                    179,517,063

Spain (2.6%)
-------------------------------------------------------------------------------
     1,599,543 Altadis SA                                            73,261,741
       210,856 Banco Bilbao Vizcaya Argentaria SA                     3,739,796
         9,170 Cintra Concesiones de
               Infraestructuras de Transporte SA
               144A (NON)                                               100,701
        32,056 Gas Natural SDG SA                                       991,592
       292,730 Gestevision Telecinco SA (NON)                         6,039,353
         1,140 Gestevision Telecinco SA 144A (NON)                       23,520
     3,376,034 Iberdrola SA                                          85,802,478
        81,739 Indra Sistemas SA Class A                              1,396,420
       246,350 Telefonica SA                                          4,640,526
                                                                 --------------
                                                                    175,996,127

Sweden (3.4%)
-------------------------------------------------------------------------------
     2,324,840 Assa Abloy AB Class B                                 39,729,187
     1,479,652 Hennes & Mauritz AB Class B                           51,574,061
     1,142,459 Nordea AB                                             11,524,874
        16,495 Sandvik AB                                               665,592
        66,988 Securitas AB Class B                                   1,149,801
     1,404,007 SKF AB Class B                                        62,572,244
        34,771 Svenska Cellulosa AB (SCA) Class B                     1,484,195
    17,931,990 Telefonaktiebolaget LM Ericsson AB
               Class B (NON)                                         57,238,085
        14,700 Volvo AB Class B                                         583,202
        29,000 Vostok Nafta Investment, Ltd. (NON)                      515,230
                                                                 --------------
                                                                    227,036,471

Switzerland (12.7%)
-------------------------------------------------------------------------------
        35,348 ABB, Ltd. (NON)                                          197,449
        17,499 Adecco SA                                                881,261
       743,135 Ciba Specialty Chemicals AG                           56,545,723
     2,306,077 Credit Suisse Group (NON)                             96,965,588
       159,427 Nestle SA                                             41,721,967
     2,847,636 Novartis AG                                          143,534,081
     1,192,810 Roche Holding AG                                     137,349,427
       898,900 Swatch Group AG (The)                                 26,726,619
       346,085 Swatch Group AG (The) Class B                         50,810,685
     1,448,358 Swiss Re                                             103,326,736
       171,705 Synthes-Stratec, Inc. (NON)                           19,257,906
     1,362,867 UBS AG                                               114,311,549
       397,763 Zurich Financial Services AG                          66,340,486
                                                                 --------------
                                                                    857,969,477

Taiwan (1.3%)
-------------------------------------------------------------------------------
     7,967,082 Acer, Inc.                                            13,219,716
       909,000 Cathay Financial Holding Co., Ltd.                     1,867,415
    11,746,000 Fubon Financial Holding Co., Ltd.                     12,065,265
     1,792,825 Fubon Financial Holding Co., Ltd.
               GDR                                                   18,017,891
       321,000 Hon Hai Precision Industry Co., Ltd.                   1,491,372
       317,000 Nan Ya Plastic Corp.                                     486,922
       306,000 Novatek Microelectronics Corp., Ltd.                   1,073,515
    23,201,940 Taiwan Semiconductor Manufacturing
               Co., Ltd.                                             37,032,174
                                                                 --------------
                                                                     85,254,270

Thailand (--%)
-------------------------------------------------------------------------------
       174,800 Bangkok Bank Public Co., Ltd.                            513,985
     1,254,744 Thai Airways International                             1,569,644
                                                                 --------------
                                                                      2,083,629

Turkey (--%)
-------------------------------------------------------------------------------
       201,374 Akbank TAS                                               625,080
       294,692 Dogan Yayin Holding (NON)                                668,258
                                                                 --------------
                                                                      1,293,338

United Kingdom (16.6%)
-------------------------------------------------------------------------------
        98,516 3i Group PLC                                           1,259,547
    13,386,773 Aggregate Industries PLC                              26,855,025
     2,284,893 AstraZeneca PLC (London Exchange)                     82,857,379
       166,011 BAE Systems PLC                                          734,583
    12,939,036 Barclays PLC                                         145,556,935
     3,723,513 BHP Billiton PLC                                      43,638,705
       150,228 Brambles Industries PLC                                  750,542
       100,532 British Airways PLC (NON)                                453,530
       174,229 British Sky Broadcasting PLC                           1,879,707
       366,029 Burberry Group PLC                                     2,817,690
        31,914 Carnival PLC                                           1,947,011
       129,750 Compass Group PLC                                        613,362
     7,782,399 Diageo PLC                                           111,003,244
     1,790,170 GlaxoSmithKline PLC                                   41,995,122
       352,220 Hilton Group PLC                                       1,923,666
       492,358 HSBC Holdings PLC                                      8,308,129
     1,361,356 International Power PLC (NON)                          4,037,695
    12,506,834 ITV PLC                                               25,269,861
       906,306 John Wood Group PLC                                    2,331,380
       142,987 Peninsular and Oriental Steam
               Navigation Co.                                           816,614
     1,186,016 Reckitt Benckiser PLC                                 35,836,752
     1,473,973 Rio Tinto PLC                                         43,377,553
     3,688,315 Royal Bank of Scotland Group PLC                     124,049,630
     1,343,265 Royal Bank of Scotland Group PLC
               144A                                                  45,178,225
       409,954 Sage Group (The) PLC                                   1,591,685
       137,442 Scottish and Southern Energy PLC                       2,302,069
       184,277 Scottish Power PLC                                     1,426,523
        38,908 Severn Trent PLC                                         722,269
       517,951 Shell Transport & Trading Co. PLC                      4,414,739
     5,438,656 Tesco PLC                                             33,592,592
    98,865,809 Vodafone Group PLC                                   268,082,180
     4,998,464 WPP Group PLC                                         54,982,509
                                                                 --------------
                                                                  1,120,606,453

United States (0.1%)
-------------------------------------------------------------------------------
       416,894 News Corp., Ltd. (The) Class B (S)                     8,004,365
                                                                 --------------
               Total Common stocks
               (cost $5,514,990,006)                             $6,615,896,683

Warrants (0.1%) (a) (NON) (cost $3,973,041)          Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
     1,553,122 Singapore Press Holdings 144A         6/9/05          $4,377,474

Short-term investments (5.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $50,000,000 Danske Corp. 2.34s, January 3, 2005
               (Denmark)                                            $49,993,500
    50,000,000 J.P. Morgan Chase & Co. 2.22s,
               January 3, 2005                                       49,993,833
    11,500,000 U.S. Treasury Bills zero %, March
               31, 2005                                              11,438,729
    17,317,790 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 2.15% to
               2.50%  and due dates ranging from
               January 3, 2005 to  February 2, 2005
               (d)                                                   17,302,295
   144,701,000 Interest in $700,000,000 joint
               tri-party repurchase  agreement
               dated December 31, 2004 with
               Goldman Sachs & Co. due January 3,
               2005 with respect  to various U.S.
               Government obligations -- maturity
               value of $144,728,614 for an
               effective yield of 2.29%
               (collateralized by Fannie Mae with
               yields ranging from  5.11% to 7.66%
               and due dates ranging from January
               1, 2009  to November 1, 2034, valued
               at $714,000,000)                                     144,701,000
    76,203,727 Putnam Prime Money Market Fund (e)                    76,203,727
                                                                 --------------
               Total Short-term investments
               (cost $349,632,092)                                 $349,633,084
-------------------------------------------------------------------------------
               Total Investments
               (cost $5,868,595,139)                             $6,969,907,241
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,753,866,341.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at December 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts and Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentration greater than 10% at December 30, 2004,
      (as a percentage of net assets):

           Banking                14.6%

Forward currency contracts to buy at December 31, 2004
(aggregate face value $1,632,005,648)

                                       Aggregate    Delivery    Unrealized
                         Value        face value        date  appreciation
--------------------------------------------------------------------------
Australian Dollar $317,755,088      $315,445,145     4/20/05    $2,309,943
British Pound      919,237,729       913,076,544     3/16/05     6,161,185
Euro               357,853,741       351,253,816     3/16/05     6,599,925
Japanese Yen        15,511,643        15,507,410     5/18/05         4,233
Norwegian Krone     37,369,151        36,722,733     3/16/05       646,418
--------------------------------------------------------------------------
                                                               $15,721,704
--------------------------------------------------------------------------



Forward currency contracts to sell at December 31, 2004
(aggregate face value $1,043,160,292)
                                                                Unrealized
                                       Aggregate    Delivery  appreciation/
                         Value        face value        date (depreciation)
--------------------------------------------------------------------------
British Pound      $30,201,789       $30,531,607     3/16/05      $329,818
Canadian Dollar     93,378,376        93,781,104     4/20/05       402,728
Euro               139,073,077       137,472,141     3/16/05    (1,600,936)
Japanese Yen       255,527,613       255,007,727     5/18/05      (519,886)
Swiss Franc        445,532,233       445,211,711     3/16/05      (320,522)
Swedish Krona       82,254,356        81,156,002     3/16/05    (1,098,354)
--------------------------------------------------------------------------
                                                               $(2,807,152)
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
December 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $16,698,728 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $5,792,391,412)          $6,893,703,514
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $76,203,727) (Note 5)          76,203,727
-------------------------------------------------------------------------------
Cash                                                                    4,534
-------------------------------------------------------------------------------
Foreign currency (cost $6,482,475) (Note 1)                         6,553,947
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          11,152,879
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             29,601,466
-------------------------------------------------------------------------------
Receivable for securities sold                                     23,069,943
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              848,156
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)            17,947,419
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           7,386,403
-------------------------------------------------------------------------------
Total assets                                                   $7,066,471,988

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                   1,029
-------------------------------------------------------------------------------
Payable for securities purchased                                   12,812,886
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                        257,891,882
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        9,003,999
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,915,316
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                427,873
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            5,659
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              3,822,627
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                5,032,867
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              3,388,323
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 17,302,295
-------------------------------------------------------------------------------
Other accrued expenses                                              1,000,891
-------------------------------------------------------------------------------
Total liabilities                                                 312,605,647
-------------------------------------------------------------------------------
Net assets                                                     $6,753,866,341

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $7,027,355,806
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (4,033,819)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (1,384,466,684)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                               1,115,011,038
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $6,753,866,341

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,544,805,583 divided by 149,754,313 shares)                         $23.67
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $23.67)*                $24.98
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,589,058,404 divided by 69,553,385 shares)**                        $22.85
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($301,627,545 divided by 12,949,511 shares)**                          $23.29
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($103,933,406 divided by 4,452,754 shares)                             $23.34
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $23.34)*                $24.19
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($773,714 divided by 32,833 shares)                      $23.57
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($1,213,667,689 divided by 50,981,114 shares)            $23.81
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended December 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $5,137,553)                      $44,589,826
-------------------------------------------------------------------------------
Interest (including interest income of $321,062 from
investments in affiliated issuers) (Note 5)                           433,092
-------------------------------------------------------------------------------
Securities lending                                                    134,852
-------------------------------------------------------------------------------
Total investment income                                            45,157,770

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   20,963,747
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                   10,276,063
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                             3,160,232
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             65,679
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       48,659
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               4,322,489
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               7,653,123
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                               1,479,487
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 381,719
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                   1,613
-------------------------------------------------------------------------------
Other                                                               1,349,353
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                          188,557
-------------------------------------------------------------------------------
Costs assumed by manager (Note 6)                                    (188,557)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)              (3,732,930)
-------------------------------------------------------------------------------
Total expenses                                                     45,969,234
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (2,731,691)
-------------------------------------------------------------------------------
Net expenses                                                       43,237,543
-------------------------------------------------------------------------------
Net investment income                                               1,920,227
-------------------------------------------------------------------------------
Net realized gain on investments (net of foreign tax of
$567,073) (Notes 1 and 3)                                         318,659,530
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (3,055,550)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)        29,917,495
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                               15,961,509
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period      562,842,577
-------------------------------------------------------------------------------
Net gain on investments                                           924,325,561
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $926,245,788
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 December 31          June 30
Decrease in net assets                                  2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $1,920,227      $61,370,398
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            345,521,475    1,942,476,471
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       578,804,086      152,013,685
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       926,245,788    2,155,860,554
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
-------------------------------------------------------------------------------
Class A                                          (48,773,597)     (89,583,495)
-------------------------------------------------------------------------------
Class B                                          (11,127,164)     (18,719,523)
-------------------------------------------------------------------------------
Class C                                           (1,810,078)      (3,170,988)
-------------------------------------------------------------------------------
Class M                                             (906,794)      (1,644,581)
-------------------------------------------------------------------------------
Class R                                               (9,386)          (9,020)
-------------------------------------------------------------------------------
Class Y                                          (22,229,449)     (37,173,530)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              48,193          800,297
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (1,048,360,922)  (6,484,427,258)
-------------------------------------------------------------------------------
Total decrease in net assets                    (206,923,409)  (4,478,067,544)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            6,960,789,750   11,438,857,294
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$4,033,819 and undistributed net investment
income of $78,902,422, respectively)          $6,753,866,341   $6,960,789,750
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                  December 31
Per-share                         (Unaudited)                                 Year ended June 30
operating performance                 2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $20.86          $17.43          $19.18          $21.24          $29.92          $21.64
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .02 (d)         .15 (d)         .22             .17             .16             .54
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            3.12            3.63           (1.93)          (2.23)          (6.64)           8.87
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 3.14            3.78           (1.71)          (2.06)          (6.48)           9.41
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income            (.33)           (.35)           (.04)             --            (.39)           (.34)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --              --           (1.81)           (.79)
---------------------------------------------------------------------------------------------------------------------------
From return of capital                  --              --              --              --              -- (e)          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.33)           (.35)           (.04)             --           (2.20)          (1.13)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $23.67          $20.86          $17.43          $19.18          $21.24          $29.92
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               15.07*          21.81           (8.93)          (9.70)         (22.43)          44.03
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $3,544,806      $3,677,492      $6,855,608      $6,930,312      $6,896,924      $7,040,669
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .61* (d)       1.23 (d)        1.22            1.16            1.13            1.14
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .11* (d)        .74 (d)        1.33             .85             .63            2.01
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               34.56*          69.27           53.11 (f)       42.17           73.80           99.53
---------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.06% and 0.03%, respectively, based on average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                  December 31
Per-share                         (Unaudited)                                 Year ended June 30
operating performance                 2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $20.07          $16.79          $18.57          $20.72          $29.23          $21.20
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)      (.05) (d)        .02 (d)         .08             .01            (.04)            .35
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            2.99            3.47           (1.86)          (2.16)          (6.46)           8.67
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 2.94            3.49           (1.78)          (2.15)          (6.50)           9.02
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net investment income            (.16)           (.21)             --              --            (.20)           (.20)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --              --           (1.81)           (.79)
-----------------------------------------------------------------------------------------------------------------------------
From return of capital                  --              --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.16)           (.21)             --              --           (2.01)           (.99)
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (e)          -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $22.85          $20.07          $16.79          $18.57          $20.72          $29.23
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               14.67*          20.84           (9.59)         (10.38)         (23.00)          43.00
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $1,589,058      $1,577,583      $1,892,054      $2,326,938      $2,983,524      $3,591,546
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .99* (d)       1.98 (d)        1.97            1.91            1.88            1.89
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)      (.27)* (d)       .12 (d)         .51             .04            (.16)           1.26
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               34.56*          69.27           53.11 (f)       42.17           73.80           99.53
-----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.06% and 0.03%, respectively, based on average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended                                                                       For the period
                                 December 31                                                                    July 26, 1999+
Per-share                        (Unaudited)                          Year ended June 30                          to June 30
operating performance                2004            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $20.44          $17.05          $18.86          $21.03          $29.74          $21.87
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)     (.06) (d)         -- (d)(e)      .09             .01            (.02)            .32
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           3.05            3.55           (1.90)          (2.18)          (6.59)           8.66
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                2.99            3.55           (1.81)          (2.17)          (6.61)           8.98
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income           (.14)           (.16)             --              --            (.29)           (.32)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --              --              --              --           (1.81)           (.79)
------------------------------------------------------------------------------------------------------------------------------
From return of capital                 --              --              --              --              -- (e)          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (.14)           (.16)             --              --           (2.10)          (1.11)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                        -- (e)          -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $23.29          $20.44          $17.05          $18.86          $21.03          $29.74
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              14.64*          20.86           (9.60)         (10.32)         (23.01)          41.54*
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $301,628        $313,496        $534,933        $601,907        $637,547        $439,522
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             .99* (d)       1.98 (d)        1.97            1.91            1.88            1.76*
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)     (.27)* (d)       .02 (d)         .54             .07            (.07)           1.12*
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              34.56*          69.27           53.11 (f)       42.17           73.80           99.53
------------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.06% and 0.03%, respectively, based on average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                  December 31
Per-share                         (Unaudited)                                 Year ended June 30
operating performance                 2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $20.51          $17.13          $18.90          $21.04          $29.61          $21.45
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)      (.03) (d)        .05 (d)         .11             .06             .03             .40
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            3.06            3.56           (1.88)          (2.20)          (6.54)           8.79
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 3.03            3.61           (1.77)          (2.14)          (6.51)           9.19
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income            (.20)           (.23)             --              --            (.25)           (.24)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --              --           (1.81)           (.79)
---------------------------------------------------------------------------------------------------------------------------
From return of capital                  --              --              --              --              -- (e)          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.20)           (.23)             --              --           (2.06)          (1.03)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $23.34          $20.51          $17.13          $18.90          $21.04          $29.61
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               14.80*          21.13           (9.37)         (10.17)         (22.75)          43.32
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $103,933        $109,648        $187,266        $248,921        $302,838        $367,638
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .86* (d)       1.73 (d)        1.72            1.66            1.63            1.64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)      (.14)* (d)       .28 (d)         .73             .30             .11            1.51
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               34.56*          69.27           53.11 (f)       42.17           73.80           99.53
---------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.06% and 0.03%, respectively, based on average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------
                                              Six months                         For the
                                                 ended           Year            period
                                                Dec. 31         ended        Jan. 21, 2003+
Per-share                                     (Unaudited)      June 30         to June 30
operating performance                             2004            2004            2003
-------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $20.77          $17.42          $16.52
-------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------
Net investment income (a)                           -- (d)         .18 (d)         .08
-------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                               3.10            3.55             .82
-------------------------------------------------------------------------------------------
Total from
investment operations                             3.10            3.73             .90
-------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------
From net investment income                        (.30)           (.38)             --
-------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --
-------------------------------------------------------------------------------------------
Total distributions                               (.30)           (.38)             --
-------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          -- (e)          --
-------------------------------------------------------------------------------------------
Net asset value, end of period                  $23.57          $20.77          $17.42
-------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           14.94*          21.50            5.45*
-------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $774            $559              $1
-------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          .74* (d)       1.48 (d)         .65*
-------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                  (.02)* (d)       .84 (d)         .47*
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                           34.56*          69.27           53.11 (f)
-------------------------------------------------------------------------------------------

   + Commencement of operations.

   * Not annualized.

 (a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

 (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (c) Includes amounts paid through expense offset and brokerage service arrangements
     (Note 2).

 (d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.06% and 0.03%, respectively, based on average net assets for class R shares
     (Notes 2 and 5).

 (e) Amount represents less than $0.01 per share.

 (f) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

     The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                  December 31
Per-share                         (Unaudited)                                 Year ended June 30
operating performance                 2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $21.01          $17.57          $19.33          $21.35          $30.07          $21.72
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .05 (d)         .19 (d)         .28             .22             .23             .61
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            3.14            3.67           (1.96)          (2.24)          (6.69)           8.92
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 3.19            3.86           (1.68)          (2.02)          (6.46)           9.53
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income            (.39)           (.42)           (.08)             --            (.45)           (.39)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --              --           (1.81)           (.79)
---------------------------------------------------------------------------------------------------------------------------
From return of capital                  --              --              --              --              -- (e)          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.39)           (.42)           (.08)             --           (2.26)          (1.18)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $23.81          $21.01          $17.57          $19.33          $21.35          $30.07
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               15.24*          22.07           (8.67)          (9.46)         (22.25)          44.43
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $1,213,668      $1,282,011      $1,968,996      $1,664,886      $1,251,589      $1,027,174
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .48* (d)        .98 (d)         .97             .91             .88             .89
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .24* (d)        .98 (d)        1.64            1.13             .92            2.26
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               34.56*          69.27           53.11 (f)       42.17           73.80           99.53
---------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.06% and 0.03%, respectively, based on average net assets for class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam International Equity Fund ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Prior to April 19, 2004, a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gain earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At December 31, 2004, the value of securities loaned amounted to $16,698,728. The fund received cash collateral of $17,302,295 which is pooled with collateral of other Putnam funds into 25 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2004 the fund had a capital loss carryover of $1,672,618,590 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
--------------------------------
   $11,737,095     June 30, 2005
     4,817,122     June 30, 2007
    30,394,163     June 30, 2009
   215,499,906     June 30, 2010
 1,410,170,304     June 30, 2011

The aggregate identified cost on a tax basis is $5,928,426,541, resulting in gross unrealized appreciation and depreciation of $1,134,253,213 and $92,772,513, respectively, or net unrealized appreciation of $1,041,480,700.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, at which time the Lipper limit will become effective, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 0.96% of the fund's average net assets. For the period ended December 31, 2004, Putnam Management waived $3,703,939 of its management fee from the fund.

Effective January 3, 2005, Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended December 31, 2004, Putnam Management has assumed $188,557 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Effective July 15, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended December 31, 2004, the fund paid PFTC $13,073,022 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2004, the fund's expenses were reduced by $2,731,691 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5,361 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $54,629 and $1,305 from the sale of class A and class M shares, respectively, and received $1,241,661 and $6,881 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2004, Putnam Retail Management, acting as underwriter, received $10,431 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,251,101,300 and $3,371,850,829, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At December 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,936,534      $299,686,823
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,987,363        45,808,678
----------------------------------------------------------------
                                    15,923,897       345,495,501

Shares repurchased                 (42,478,645)     (906,604,585)
----------------------------------------------------------------
Net decrease                       (26,554,748)    $(561,109,084)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        104,479,477    $1,995,472,831
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,229,286        84,205,067
----------------------------------------------------------------
                                   108,708,763     2,079,677,898

Shares repurchased                (325,649,680)   (6,424,417,016)
----------------------------------------------------------------
Net decrease                      (216,940,917)  $(4,344,739,118)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,449,312       $30,017,880
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       439,072         9,769,355
----------------------------------------------------------------
                                     1,888,384        39,787,235

Shares repurchased                 (10,939,200)     (225,600,235)
----------------------------------------------------------------
Net decrease                        (9,050,816)    $(185,813,000)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,667,778      $106,956,438
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       850,561        16,356,276
----------------------------------------------------------------
                                     6,518,339       123,312,714

Shares repurchased                 (40,613,856)     (774,379,357)
----------------------------------------------------------------
Net decrease                       (34,095,517)    $(651,066,643)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            313,927        $6,605,446
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        61,828         1,402,876
----------------------------------------------------------------
                                       375,755         8,008,322

Shares repurchased                  (2,763,391)      (57,735,200)
----------------------------------------------------------------
Net decrease                        (2,387,636)     $(49,726,878)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,726,099       $50,793,496
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       124,841         2,445,652
----------------------------------------------------------------
                                     2,850,940        53,239,148

Shares repurchased                 (18,884,766)     (364,919,447)
----------------------------------------------------------------
Net decrease                       (16,033,826)    $(311,680,299)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            309,307        $6,530,166
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        38,150           867,147
----------------------------------------------------------------
                                       347,457         7,397,313

Shares repurchased                  (1,240,551)      (25,949,767)
----------------------------------------------------------------
Net decrease                          (893,094)     $(18,552,454)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,506,951       $29,186,510
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        79,905         1,568,546
----------------------------------------------------------------
                                     1,586,856        30,755,056

Shares repurchased                  (7,175,461)     (139,750,584)
----------------------------------------------------------------
Net decrease                        (5,588,605)    $(108,995,528)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              9,018          $192,608
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           388             8,910
----------------------------------------------------------------
                                         9,406           201,518

Shares repurchased                      (3,485)          (76,729)
----------------------------------------------------------------
Net increase                             5,921          $124,789
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             44,854          $836,446
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           427             8,477
----------------------------------------------------------------
                                        45,281           844,923

Shares repurchased                     (18,430)         (351,306)
----------------------------------------------------------------
Net increase                            26,851          $493,617
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,515,507      $185,691,924
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       958,992        22,229,449
----------------------------------------------------------------
                                     9,474,499       207,921,373

Shares repurchased                 (19,513,479)     (441,205,668)
----------------------------------------------------------------
Net decrease                       (10,038,980)    $(233,284,295)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         56,910,506    $1,090,959,624
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,855,858        37,173,530
----------------------------------------------------------------
                                    58,766,364     1,128,133,154

Shares repurchased                (109,821,728)   (2,196,572,441)
----------------------------------------------------------------
Net decrease                       (51,055,364)  $(1,068,439,287)
----------------------------------------------------------------

Note 5
Investment in Putnam
Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended December 30, 2004, management fees paid were reduced by $28,991 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $321,062 for the period ended December 31, 2004.


Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                         Votes             Votes
                                           for          withheld
----------------------------------------------------------------
Jameson A. Baxter                  163,597,273         5,533,247
Charles B. Curtis                  163,572,449         5,558,071
Myra R. Drucker                    165,011,946         4,118,574
Charles E. Haldeman, Jr.           164,492,814         4,637,706
John A. Hill                       163,556,357         5,574,163
Ronald J. Jackson                  163,620,413         5,510,107
Paul L. Joskow                     163,550,619         5,579,901
Elizabeth T. Kennan                163,517,040         5,613,480
John H. Mullin, III                163,514,817         5,615,703
Robert E. Patterson                163,594,414         5,536,106
George Putnam, III                 163,401,185         5,729,335
A.J.C. Smith*                      163,402,416         5,728,104
W. Thomas Stephens                 163,594,855         5,535,665
Richard B. Worley                  165,050,333         4,080,187

* Mr. Smith resigned from the Board of Trustees on January 21, 2005.

January 10, 2005 meeting

A proposal to amend fund's fundamental investment restriction with respect to borrowing to allow the fund the investments flexibility permitted by the Investment Company Act was defeated as follows:

                      Votes             Votes
                        for           against       Abstentions
----------------------------------------------------------------
                113,467,261         9,853,254         4,843,777

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:

                     Votes             Votes
                       for           against       Abstentions
----------------------------------------------------------------
               114,103,299         9,611,613         4,449,381

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime
Money Market was defeated as follows:

                     Votes             Votes
                       for           against       Abstentions
----------------------------------------------------------------
               118,153,085         5,723,881         4,287,326

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                     Votes             Votes
                       for           against       Abstentions
----------------------------------------------------------------
               114,784,161         7,974,771         5,405,361

All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's International group for the year ended December 31, 2004. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Goldman Sachs, Union Bank of Switzerland, Merrill Lynch, Citigroup, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Bear Stearns, Deutsche Bank, Dresdner, Hong Kong Shanghai Banking Corp, JP Morgan, Lehman Brothers, Morgan Stanley, Royal Bank of Canada, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Putnam puts your interests first

In January 2004, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds
(formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited
  Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA009-216567  2/05


Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam International Equity Fund
Supplement to Semiannual Report dated 12/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/04
                                                                        NAV

6 months                                                              15.24%
1 year                                                                16.46
5 years                                                               -8.72
Annual average                                                        -1.81
10 years                                                             174.63
Annual average                                                        10.63
Life of fund (since class A inception, 2/28/91)
Annual average                                                        10.39

Share value:                                                            NAV

6/30/04                                                              $21.01
12/31/04                                                             $23.81

----------------------------------------------------------------------------

Distributions:       No.       Income       Capital gains             Total
                     1         $0.391           --                   $0.391

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (7/12/96) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see page 12 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 12/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $5.21
Ending value (after expenses)                                      $1,152.40
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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 12/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $4.89
Ending value (after expenses)                                      $1,020.37
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                    0.96%
Average annualized expense ratio for Lipper peer group+                 1.41%
----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: February 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: February 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: February 28, 2005